SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2005

CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
(713) 324-2950
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 22, 2005, Continental Airlines, Inc. (the “Company”) entered into Trust Supplement No. 2005-ERJ1, with Wilmington Trust Company, as Pass Through Trustee, providing for the issuance of $311,010,000 aggregate principal amount of the Company’s Pass Through Certificates, Series 2005-ERJ1 (the “Certificates”). The Certificates and other securities of the Company were registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s registration statement on Form S-3 (File No. 333-67886) (the “Registration Statement”), which was declared effective by the Commission on August 23, 2001. For a more detailed description of the agreements and instruments entered into by the Company in connection with such transactions, see the disclosure under the captions “Prospectus Supplement Summary”, “Description of the Certificates”, “Description of the Deposit Agreement”, “Description of the Escrow Agreement”, “Description of the Liquidity Facility”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated September 14, 2005, to the Prospectus, dated August 23, 2001, filed with the Securities and Exchange Commission on September 16, 2005 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated September 14, 2005, to the Prospectus, dated August 23, 2001, relate to the offering of the Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

September 28, 2005	By:	/s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

1.1
Underwriting Agreement, dated September 14, 2005, among Citigroup Global Markets Inc., as Underwriter, Citibank, N.A., as Depositary, Embraer-Empresa Brasileira de Aeroná;utica S.A. and Continental Airlines, Inc.

4.1
Trust Supplement No. 2005-ERJ1, dated as of September 22, 2005, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.2	Revolving Credit Agreement (2005-ERJ1), dated as of September 22, 2005, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Baden-Wü;rttemberg, as Liquidity Provider

4.3
Intercreditor Agreement, dated as of September 22, 2005, among Wilmington Trust Company, as Trustee, Landesbank Baden-Wü;rttemberg, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.4	Deposit Agreement, dated as of September 22, 2004, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Citibank, N.A., as Depositary

4.5
Escrow and Paying Agent Agreement, dated as of September 22, 2005, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Citigroup Global Markets Inc., as Underwriter, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.6
Note Purchase Agreement, dated as of September 22, 2005, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Subordination Agent and Paying Agent, and Wells Fargo Bank Northwest, National Association, as Escrow Agent

4.7
Form of Participation Agreement (Participation Agreement among Continental Airlines, Inc., as Lessee, [ ______ ], as Owner Participant, Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee, and Embraer-Empresa Brasileira de Aeroná;utica S.A.) (Exhibit A to Note Purchase Agreement)

4.8	Form of Lease (Lease between Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, and Continental Airlines, Inc., as Lessee) (Exhibit B to Note Purchase Agreement)

4.9	Form of Indenture (Trust Indenture and Mortgage between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and

2

Wilmington Trust Company, as Mortgagee) (Exhibit C to Note Purchase Agreement)

4.10
Form of Trust Agreement ([Amended and Restated] Trust Agreement between [ ______ ], as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee) (Exhibit E to Note Purchase Agreement)

4.11	9.798% Continental Airlines Pass Through Certificate, Series 2005-ERJ1, Certificate No. 1

23.1	Consent of Aviation Specialists Group, Inc., dated September 8, 2005

23.2	Consent of BACK Aviation Solutions, dated September 8, 2005

23.3	Consent of BK Associates, Inc., dated September 8, 2005

23.4	Consent of Aviation Specialists Group, Inc., dated September 13, 2005

23.5	Consent of BACK Aviation Solutions, dated September 13, 2005

23.6	Consent of BK Associates, Inc., dated September 13, 2005